UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

Repare Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Québec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7210 Frederick-Banting, Suite 100 St-Laurent, Québec, Canada	H4S 2A1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 412-7018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2023, Repare Therapeutics Inc., a corporation governed by the Business Corporations Act (Québec) (the “Company”), held its 2023 Annual Meeting of Shareholders (“Annual Meeting”), at which a quorum was present. At the Annual Meeting, the Company’s shareholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023.

Proposal 1 - Election of Directors

Samarth Kulkarni, Ph.D., Briggs Morrison, M.D. and Lloyd M. Segal were each elected to serve as a Class III director of the Company’s Board of Directors (the “Board”) until the 2026 Annual Meeting of Shareholders and until his successor is duly elected or until his earlier death, resignation or removal. The votes cast were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Samarth Kulkarni, Ph.D.	27,331,967	9,105,005	1,445,007
Briggs Morrison, M.D.	32,401,483	4,035,489	1,445,007
Lloyd M. Segal	32,950,145	3,486,827	1,445,007

Proposal 2 - Approval, on an Advisory Basis, of the Compensation Paid to the Company’s Named Executive Officers as disclosed in the 2023 Proxy Statement

The shareholders approved a non-binding advisory vote on the compensation of the Company’s named executive officers, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,408,559	28,413	—	1,445,007

Proposal 3 - Appointment of Independent Registered Public Accounting Firm

The shareholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and authorized the Board to fix Ernst & Young LLP’s remuneration, by the following votes:

Votes For	Votes Withheld
37,873,426	8,553

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

By:	/s/ Lloyd M. Segal
Lloyd M. Segal
President and Chief Executive Officer

Dated: June 9, 2023